Exhibit 10.17

FORM OF
AMENDMENT TO RESTRICTED STOCK

AND CASH INCENTIVE AGREEMENT

THIS AMENDMENT TO RESTRICTED STOCK AND CASH INCENTIVE AGREEMENT (the “Amendment”) is made on this 1st day of December, 2015 ("Effective Date") between Symmetry Surgical Inc., a Delaware corporation (the “Company”), and _______________ (“Grantee”).

WHEREAS, the Company and Grantee entered into that certain Restricted Stock and Cash Incentive Agreement dated on or about January 2, 2015, as modified October 22, 2015 (collectively the “Agreement”) under which the Grantee received certain opportunities pursuant to the Company’s 2014 Equity Incentive Plan (the “Plan”); and

WHEREAS, the Parties desire to modify the terms of the awards thereunder to replace any cash award opportunities with an equal value of Restricted Shares as valued on the date of grant;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged by the parties, the parties agree as follows:

1)                  Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Plan, and if not defined in the Plan then they shall have the meanings assigned to them in the Agreement.

2)                  Amended Section 2. Section is deleted in its entirety and replaced with the following: “Subject to performance, vesting, transferability and other restrictions and limitations contained herein and in the Plan, the Company hereby grants Grantee the aggregate number of Restricted Shares set forth in the column on the right in the chart in Section 3.a and the opportunity to earn $0 in Cash Awards.”

3)                  Amended Section 3.a. The chart in Section 3.a. is hereby deleted in its entirety and replaced with the following chart:

Criteria:	Portion of Restricted Shares Earned
REVENUE: EBITDA:
REVENUE: EBITDA:
REVENUE: EBITDA:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

SYMMETRY SURGICAL, INC.

By:

ACKNOWLEDGED AND AGREED:

Grantee’s Signature